Exhibit 10.2

Execution Version

FOURTH AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of May 28, 2010, by and among ENSERCO ENERGY INC., a South Dakota corporation (the “Borrower”), BNP PARIBAS, a bank organized under the laws of France (“BNP”), Administrative Agent, Collateral Agent, Documentation Agent, as an Issuing Bank and a Bank, SOCIETE GENERALE, a bank organized under the laws of France (“SocGen”), as an Issuing Bank, a Bank and the Syndication Agent, and each of the other financial institutions which are parties hereto (collectively, the “Banks”).

WHEREAS, the Borrower, Agent and the Banks have entered into that certain Third Amended and Restated Credit Agreement, dated to be effective as of May 8, 2009, (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented, or otherwise modified, the “Credit Agreement”); and

WHEREAS, the Borrower and the Banks have agreed to make certain changes to the Credit Agreement;

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.           Defined Terms.  All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement.  Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

1.1           Section 1.01 – Amended and Restated Definitions.  The following definitions contained in Section 1.01 of the Credit Agreement shall be and hereby are amended and restated in their entirety to read as follows:

“‘Borrowing Base Advance Cap’ means at any time an amount equal to the least of:

(a)	the Committed Line Portions then subscribed to by the Banks as shown on Schedule 2.01;

(b)           the Borrowing Base Sub-Cap; or

(c)           the sum of:

(i)
the amount of Cash Collateral and other liquid investments which are acceptable to the Banks in their sole discretion and which are subject to a first perfected security interest in favor of Agent, as collateral agent for the Banks, which shall not include Cash Collateral in which a Lien has been granted by the Borrower in

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order to secure the margin requirements of a swap contract permitted under Section 8.06(b); plus

(ii)	90% of equity (net liquidity value) in Approved Brokerage Accounts; plus

(iii)	90% of the amount of Tier I Accounts; plus

(iv)	85% of the amount of Tier II Accounts; plus

(v)	85% of the amount of Tier I Unbilled Eligible Accounts; plus

(vi)	80% of the amount of Tier II Unbilled Eligible Accounts; plus

(vii)	80% of the amount of Eligible Inventory (other than coal) that is not line fill; plus

(viii)
70% of Eligible Inventory (other than coal) which is hedged crude oil “line fill” inventory (excluding line fill located in “gathering lines”) valued at market, not to exceed a net eligible collateral value of $15,000,000.00; plus

(ix)	75% of Eligible Hedged Coal Inventory; plus

(x)	80% of the amount of Eligible Exchange Receivables; plus

(xi)	80% of the amount of Undelivered Product Value; less

(xii)
the amounts (including disputed items) which would be subject to a so-called “First Purchaser Lien” as defined in Texas Bus. & Com. Code Section 9.343, comparable laws of the states of Oklahoma, Kansas, Wyoming or New Mexico, or any other comparable law, except to the extent a Letter of Credit or other Collateral acceptable to Agent secures payment of amounts subject to such First Purchaser Lien; less

(xiii)
120% of the amount of any mark to market exposure to the Swap Banks under Swap Contracts as reported by the Swap Banks, reduced by Cash Collateral or other Collateral acceptable to Agent held by a Swap Bank.

In no event shall any amounts described in (c)(i) through (c)(xi) above which may fall into more than one of such categories be counted more than once when making the calculation under subsection (c) of this definition.  In no event shall any amount described in (c)(ix) above exceed fifteen percent (15%) of the sum of (c)(i) through (c)(xiii) nor shall amounts attributable to coal in (c)(i) through (c)(xiii) above exceed thirty percent (30%) of the sum of (c)(i) through (c)(xiii) above.”

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“‘Exchange Receivable’ means a right of the Borrower to receive Product (other than coal) in exchange for the sale or trade of Product (other than coal) previously delivered to an Exchange Debtor by the Borrower.”

“‘L/C Sub-limit Cap’ means the cap upon L/C Obligations under particular categories of Letters of Credit Issued under the Borrowing Base Line as follows (each such category below is referred to herein as a “Type” of Letter of Credit):

(a)           Performance L/Cs - $25,000,000.00;

(b)	Ninety (90) Day Transportation and Storage L/Cs - $150,000,000.00 but not to exceed the Elected Ninety (90) Day Transportation and Storage L/C Cap then in effect;

(c)	Three Hundred Sixty-Five (365) Day Transportation and Storage L/Cs - $100,000,000.00 but not to exceed the Elected Three Hundred Sixty-Five (365) Day Transportation and Storage L/C Cap then in effect;

(d)	Ninety (90) Day Swap L/Cs - $100,000,000.00, but not to exceed the Elected Ninety (90) Day Swap L/C Cap then in effect;

(e)	Three Hundred Sixty-Five (365) Day Swap L/Cs - $75,000,000.00 but not to exceed the Elected Three Hundred Sixty-Five (365) Day Swap L/C then in effect;

(f)	Three Hundred Sixty-Five (365) Day Supply L/Cs - $25,000,000.00;

(g)	NGL Supply L/Cs - $25,000,000.00;

(h)	Coal Supply L/Cs - $25,000,000.00 and

(i)
Ninety (90) Day Supply L/Cs – the lesser of (A) Committed Line Portions subscribed to by the Banks as shown on Schedule 2.01 and (B) the Borrowing Base Sub-Cap then in effect less (i) any amounts outstanding under (a), (b), (c), (d), (e), (f), (g) and (h) above and (ii) the Effective Amount of all Loans.”

“‘Ninety (90) Day Supply L/Cs’ means Letters of Credit with a tenor of less than ninety-one (91) days Issued to facilitate the purchase of Product (other than natural gas liquids or coal) for resale or to secure the purchase of Product (other than natural gas liquids or coal).”

1.2           Section 1.01 – Amendments to Definitions.  The following definitions are hereby amended as set forth below:

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1.2.1       The definition of “Borrowing Base Collateral Position Report” is hereby amended by relettering sub-clauses (g) through (l) in the second sentence thereof with the subsequent alphabetical letter and adding a new sub-clauses (g) following sub-clause (f) to read as follows:

“(g) a schedule of Eligible Hedged Coal Inventory,”

1.2.2	The definition of “Eligible Inventory” is amended by adding the parenthetical “(other than coal)” following the phrase “all of the Borrower’s inventory” in the introductory paragraph thereof.

1.2.3	The definitions of “Long Position”, “Net Fixed Price Volume” and “Short Position” are amended by adding the phrase “tons of coal” following the phrase “gallons of natural gas liquids” therein.

1.2.4	The definition of “Product” is amended by adding “coal,” following “natural gas liquids”.

1.3           Section 1.01 – New Definitions.  The following definition is hereby added to Section 1.01 of the Credit Agreement in its appropriate alphabetical order:

“‘Coal Supply L/Cs’ means Letters of Credit with a tenor of less than ninety-one (91) days Issued to facilitate the purchase of coal for resale or to secure the purchase of coal.”

“‘Eligible Hedged Coal Inventory’ means at the time of determination thereof, inventory consisting of coal, valued at the current market price (as referenced by a published source acceptable to the Agent in the exercise of reasonable discretion), and in all instances as to which the purchase price of such inventory is hedged to the reasonable satisfaction of the Agent and the inventory otherwise meets the requirements for Eligible Inventory.”

1.4           Section 7.02(j) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(j)           updated risk management policies which shall cover Borrower’s trading activities in natural gas, natural gas liquids, crude oil, distillates for crude blending and coal, such policies to be reasonably satisfactory to the Agent and the Banks; and”

1.5           Section 8.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)           At no time will the Borrower allow the Net Fixed Price Volume of natural gas to exceed 3,000,000 MMBTUS, the Net Fixed Price Volume of crude oil and distillates for crude blending to exceed 50,000 bbls, the Net Fixed Price Volume of natural gas liquids to exceed 1,000,000 gallons or the Net Fixed Price Volume of coal to exceed 1,000,000 tons.”

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1.6           A new Section 8.21 is hereby added to the Credit Agreement following Section 8.20 thereof to read as follows:

“8.21           Coal Value at Risk.  Borrower’s Coal Value-at-Risk shall not at any time exceed $3,000,000.00 (95% confidence interval and one-day time horizon).  “Coal Value-at-Risk” shall mean the risk of mark to market value loss for all coal positions calculated using historical market trends, prices, volatility and correlations.”

1.7           Exhibit B to the Credit Agreement is hereby amended and restated in its entirety with Exhibit B attached hereto.

1.8           Exhibit D to the Credit Agreement is hereby amended and restated in its entirety with Exhibit D attached hereto.

1.9           Exhibit E to the Credit Agreement is hereby amended and restated in its entirety with Exhibit E attached hereto.

1.10           Exhibit I to the Credit Agreement is hereby amended and restated in its entirety with Exhibit I attached hereto.

2.           Effectiveness of Amendment.  This Amendment shall be effective (the “Effective Date”) upon:

(a)           Receipt by the Agent of a copy of this Amendment, duly executed by the Borrower and Supermajority Banks.

(b)           Updated risk management policies which shall cover Borrower’s trading activities in coal, such policies to be reasonably satisfactory to the Agent and the Banks.

(c)           Receipt by the Agent of all fees due and owing.

3.           Ratifications, Representations and Warranties.

(a)           The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.  Borrower and the Banks agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with its terms.

(b)           To induce the Banks to enter into this Amendment, the Borrower ratifies and confirms that each representation and warranty set forth in the Credit Agreement is true and correct in all material respects as if such representations and warranties were made on the even date herewith (unless stated to relate solely to an earlier date, in which case such representations and warranties shall have been true and correct as of such earlier date), in each case other than representations and warranties that are (x) subject to

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a materiality qualifier, in which case such representations and warranties shall be (or shall have been) true and correct and (y) modified by the updated disclosure schedules attached hereto, in which case such representations and warranties shall be true and correct as modified, and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Banks no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) that no Event of Default exists both before and after giving effect to this Amendment, and (iii) that the Borrower is fully authorized to enter into this Amendment.

4.           Benefits.  This Amendment shall be binding upon and inure to the benefit of the Banks and the Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of the Banks, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

5.           Governing Law.  THIS AMEDMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CHOICE OF LAW RULES OF THAT STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6.           Invalid Provisions.  If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

7.           Entire Agreement.  THIS CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.           Reference to Credit Agreement.  The Credit Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

9.           Loan Document.  This Amendment shall be considered a Loan Document under the Credit Agreement.

10.           Counterparts.  This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ENSERCO ENERGY INC.,
a South Dakota corporation

By:  Garner M. Anderson
Name:  /s/ Garner M. Anderson
Title:  VP Treasurer & CRO

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ACCEPTED AND AGREED:

ENSERCO MIDSTREAM, LLC,
a South Dakota limited liability company

By:  Garner M. Anderson
Name:  /s/ Garner M. Anderson
Title:  VP Treasurer & CRO

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BNP PARIBAS,
as Agent

By:/s/ Keith Cox
Name: Keith Cox
Title: Managing Director

By: /s/ Andrew Stratos
Name: Andrew Stratos
Title: Vice President

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BNP PARIBAS,
as a Bank and an Issuing Bank

By:/s/ Keith Cox
Name: Keith Cox
Title: Managing Director

By: /s/ Andrew Stratos
Name: Andrew Stratos
Title: Vice President

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SOCIETE GENERALE,
as a Bank and an Issuing Bank

By: /s/ Chung-Taek Oh
Name: Chung-Taek Oh
Title: Director

By: /s/ Barbara Paulsen
Name: Barbara Paulsen
Title: Managing Director

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U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By: /s/ Monte E. Deckerd
Name: Monte E. Deckerd
Title: Senior Vice President

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Bank

By: /s/ Chan K. Park
Name: Chan K. Park
Title: SVP and Manager

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RZB FINANCE LLC,
as a Bank

By: /s/ Nancy Remini
Name: Nancy Remini
Title: Vice President

By: /s/ Pearl Geffers
Name: Pearl Geffers
Title: First Vice President

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COÖPERATIEVE CENTRAL RAIFFEISEN-
BOERENLEENBANK B.A., “Rabobank Nederland,” NEW YORK BRANCH,
as a Bank

By: /s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

By: /s/ Eva Rushkevich
Name: Eva Rushkevich
Title: Executive Director

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